EXHIBIT 99.2
				CERTIFICATION PURSUANT TO
				     18 U.S.C SECTION 1350
				     AS ADOPTED PURSUANT TO
		        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Lescarden Inc. (the "Company") on Form 10-KSB for the period ended February 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William E. Luther, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

   (1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                         /s/ William E. Luther
                             William E. Luther
                  President, Interim Chief Executive Officer
                       and Chief Financial Officer
                             April 9, 2003